UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2013

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue P.O. Box 58039 Santa Clara, CA	95052-8039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 7.01 Regulation FD Disclosure

Item 9.01 Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

EX-2.1

EX-99.1

EX-99.2

EX-99.3

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On September 24, 2013, Applied Materials, Inc., a Delaware corporation (“Applied” or the “Company”), and Tokyo Electron Limited, a Japanese corporation (kabushiki kaisha) (“TEL”), entered into a Business Combination Agreement (the “Agreement”) pursuant to which the Company and TEL agreed, subject to the terms and conditions of the Agreement, to effect a strategic combination of their respective businesses through a “merger of equals” business combination transaction (the “Business Combination”) by (i) forming a new holding company organized under the laws of the Netherlands (“HoldCo”); (ii) merging the Company into a newly formed indirect subsidiary of the Company, with the Company surviving such merger as an indirect wholly owned subsidiary of HoldCo (such merger, the “Applied Merger”); and (iii) merging TEL into a newly formed direct subsidiary of HoldCo, resulting in the newly formed direct subsidiary becoming a wholly owned direct subsidiary of HoldCo (the “TEL Merger”).

The boards of directors of each of the Company and TEL have unanimously approved the Agreement and the transactions contemplated thereby (the “Contemplated Transactions”).

Transaction Structure

Upon the Applied Merger becoming effective (the “Applied Merger Effective Time”), by virtue of the Applied Merger and without any further action by any of the parties to the Agreement or any stockholder of the Company or TEL, each share of the Company’s common stock issued and outstanding immediately prior to the Applied Merger Effective Time will be converted into the right to receive one ordinary share, .01 euro par value per share, of HoldCo (the “HoldCo Ordinary Shares”) (the ratio of one share of the Company’s common stock to one ordinary share of HoldCo, the “Applied Conversion Ratio”), upon the terms and subject to the conditions set forth in the Agreement (excluding shares that are either: (a) (i) held in the Company’s treasury; (ii) held, directly or indirectly, by TEL or any of TEL’s direct or indirect subsidiaries (each of which shares will be cancelled and retired at the Applied Merger Effective Time, with no consideration being paid or payable in respect thereof); or (iii) held by stockholders of the Company, if any, who properly exercise their appraisal rights under Delaware law, if available); or (b) held, directly or indirectly, by any direct or indirect subsidiary of the Company (each of which shares will continue to be so held after the Applied Merger Effective Time, with no consideration being paid or payable in respect thereof)).

Upon the TEL Merger becoming effective (the “TEL Merger Effective Time”), by virtue of the TEL Merger and without any further action by any of the parties to the Agreement or any stockholder of the Company or TEL, each share of TEL common stock issued and outstanding immediately prior to the TEL Merger Effective Time will be converted into the right to receive 3.25 HoldCo Ordinary Shares (the ratio of one share of TEL common stock to 3.25 HoldCo Ordinary Shares, the “TEL Conversion Ratio”), upon the terms and subject to the conditions set forth in the Agreement (excluding shares that are: (a) held in TEL’s treasury (each of which shares will be cancelled and will cease to exist, without any exchange thereof, immediately prior to the TEL Merger Effective Time, with no payment or distribution being made with respect thereto); or (b) held by stockholders of TEL, if any, who have then demanded properly in writing (and not otherwise failed to perfect or waived, withdrawn or lost) dissenters’ rights for such shares in accordance with Section 785 of the Companies Act of Japan (each of which shares will be cancelled and will cease to exist, without any exchange thereof, at the TEL Merger Effective Time, with the holders thereof being entitled only to payment of the appraised value of such shares in accordance with the provisions of the Companies Act of Japan)). The Applied Merger Effective Time is expected to occur shortly after the TEL Merger Effective Time.

The Agreement provides that, at the Applied Merger Effective Time, certain outstanding cash and equity awards held by employees and directors of the Company as of immediately prior to the Applied Merger Effective Time will be assumed by HoldCo or converted into equity awards of HoldCo having substantially equivalent terms (subject to certain adjustments), except that such equity awards as were exercisable for, convertible into or may be settled for shares of the Company’s common stock will become exercisable for, convertible into or able to be settled for HoldCo Ordinary Shares based on the Applied Conversion Ratio. Additionally, certain outstanding subscription rights held by employees of TEL will, immediately prior to the TEL Merger Effective Time, be acquired by TEL for no consideration and cancelled, and will, at the Applied Merger Effective Time, be substituted with equity awards of HoldCo having substantially equivalent terms (subject to certain adjustments), except that such subscription rights as were exercisable for, convertible into or may be settled for shares of TEL common stock will become exercisable for, convertible into or able to be settled for HoldCo Ordinary Shares based on the TEL Conversion Ratio.

Listing of HoldCo Ordinary Shares and Percentage Ownership of HoldCo

The HoldCo Ordinary Shares are expected to be listed on the Nasdaq Global Select Market and the Tokyo Stock Exchange.

Based on the number of shares of the Company’s common stock and the number of shares of TEL common stock, in each case, expected to be issued and outstanding immediately prior to the Applied Merger Effective Time and the TEL Merger Effective Time, respectively, it is expected that, immediately following the Applied Merger Effective Time and the TEL Merger Effective Time, former stockholders of the Company and TEL will own approximately 68% and 32%, respectively, of HoldCo.

Governance

HoldCo will have a single-tier Board of Directors consisting initially of eleven directors, five of whom are designated by the Company, five of whom are designated by TEL, and one of whom will be jointly selected by the Company and TEL. Mr. Michael R. Splinter and Mr. Gary E. Dickerson, Executive Chairman of the Board of the Company and President and Chief Executive Officer of the Company, respectively, will be two of the five directors selected by the Company, and Mr. Tetsuro Higashi and Mr. Tetsuo Tsuneishi, Chairman, Chief Executive Officer and President of TEL and Vice Chairman of TEL, respectively, will be two of the five directors selected by TEL. It is expected that the remaining seven directors will each qualify as an “independent director” under the applicable rules of the Nasdaq Global Select Market and applicable rules of the U.S. Securities and Exchange Commission.

Under the terms of the Agreement, Mr. Dickerson, the current President and Chief Executive Officer of the Company, will become the Chief Executive Officer of HoldCo, and Mr. Robert Halliday, the current Chief Financial Officer of the Company, will become Chief Financial Officer of HoldCo.

Under the terms of the Agreement: (a) Mr. Higashi, the current Chairman of the Board of Directors of TEL, will become the non-executive Chairman of the HoldCo Board; and (b) Mr. Splinter, the current Executive Chairman of the Board of the Company, and Mr. Tsuneishi, the current Vice Chairman of the Board of TEL, will become Co-Vice Chairmen of the HoldCo Board.

Conditions to the Business Combination

The completion of the Contemplated Transactions is subject to the satisfaction or waiver of certain conditions, including: (a) the adoption of the Agreement by holders of a majority of the outstanding shares of common stock of the Company and the approval of a TEL merger agreement by holders of two-thirds of the voting power of the shares of TEL common stock at a meeting where holders of at least one-third of the voting power are present; (b) the receipt of certain domestic and foreign governmental approvals, including approval from the Committee on Foreign Investment in the United States and certain approvals under applicable competition laws; (c) the receipt of certain tax opinions; (d) the absence of any law or order prohibiting the completion of the Contemplated Transactions; (e) the absence of any governmental litigation related to the Contemplated Transactions; and (f) the absence of a material adverse effect on the Company or TEL.

Other Terms of the Business Combination Agreement

The Agreement contains mutual customary representations and warranties of the Company and TEL relating to their respective businesses and public filings. The Agreement also contains customary mutual pre-closing covenants, including the obligation of the Company and TEL to conduct their businesses in the ordinary course consistent in all material respects with past practices and to refrain from taking certain specified actions without the consent of the other party. Each party has agreed not to (a) solicit proposals or enter into agreements relating to alternative acquisition proposals or acquisition inquiries or (b) subject to certain exceptions, enter into discussions or negotiations concerning, or provide non-public information in connection with, any alternative acquisition proposal or acquisition inquiry.

The Agreement contains termination rights for the Company and TEL applicable upon: (a) a final non-appealable order or other action permanently restraining, enjoining or prohibiting the Business Combination; (b) the first anniversary of the date of the Agreement, subject to the extension of that time period until the eighteen-month anniversary of the Agreement to allow for satisfaction of specified conditions to the closing of the Contemplated Transactions; (c) the failure of either the Company’s stockholders or TEL’s shareholders to approve the relevant aspects of the Contemplated Transactions by the required vote; (d) a breach by the other party that cannot be cured within 30 days’ notice of such breach, if such breach would result in the failure of the conditions to closing set forth in the Agreement; (e) the receipt of a defined adverse tax ruling in certain circumstances; and (f) certain “triggering events,” including a change in recommendation relating to the Contemplated Transactions by the other party’s Board of Directors. In addition, the Agreement provides that in certain termination events, such as a termination due to a change in recommendation by the other party and a termination relating to certain tax rulings, a termination fee of $400,000,000 is payable.

The foregoing description of the Agreement and the Contemplated Transactions is qualified in its entirety by reference to the full text of the Agreement and the form of HoldCo Articles of Association and HoldCo Board Rules, which are attached to this Current Report on Form 8-K as Exhibit 2.1, Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference in their entireties. The Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or TEL. In particular, the assertions embodied in the representations and warranties contained in the Agreement are qualified by information in confidential Disclosure Schedules provided by each of the Company and TEL to the other in connection with the signing of the Agreement. These confidential Disclosure Schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Agreement. Moreover, certain representations and warranties in the Agreement were used for the purpose of allocating risk between the Company and TEL rather than establishing matters as facts. Accordingly, the representations and warranties in the Agreement should not be relied upon as characterizations of the actual state of facts about the Company or TEL.

Item 7.01 Regulation FD Disclosure.

Press Release Announcing the Business Combination Agreement

On September 24, 2013, the Company and TEL issued a joint press release announcing the execution of the Agreement, the text of which is attached hereto as Exhibit 99.3.

Update on Outstanding Senior Notes and Credit Agreement

The Company also announced that it currently expects that HoldCo will guarantee or provide some other type of credit support with respect to the Company’s payment obligations for its outstanding 2.650% Senior Notes Due 2016, 7.125% Senior Notes Due 2017, 4.300% Senior Notes Due 2021, and 5.850% Senior Notes Due 2041 (together, the “Outstanding Senior Notes”), thus enabling the holders of the Outstanding Senior Notes to benefit from the cash flows of the combined entities following the closing of the transactions contemplated by the Agreement. The Company also announced that it expects that the issuance of any future public notes will rank pari passu with the Outstanding Senior Notes.

In addition, the Company announced that it currently expects to amend or replace its undrawn $1.5 billion unsecured revolving credit facility under a Credit Agreement, dated as of May 25, 2011, as amended, for the benefit of the combined enterprise.

The information in this Item 7.01, including Exhibit 99.3, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings. This report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.3.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements, including but not limited to those regarding the proposed business combination between Applied and TEL and the transactions related thereto. These statements may discuss the anticipated manner, terms and conditions upon which the Business Combination will be consummated, the persons to be appointed officers and directors of HoldCo, trends and the future performance of their businesses, the synergies of Applied and TEL, and similar things. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “can,” “should,” “will,” “forecast,” “anticipate” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the Business Combination in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Business Combination, including the ability to secure regulatory approvals in a timely manner or at all, and approval by Applied’s and TEL’s stockholders; the possibility of litigation (including related to the transaction itself); Applied’s and TEL’s ability to successfully integrate their operations, product lines, technology and employees and realize synergies, growth and tax assets from the Business Combination; unknown, underestimated or undisclosed commitments or liabilities; the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties; the level of demand for the combined companies’ products, which is subject to many factors, including uncertain global economic and industry conditions, demand for electronic products and semiconductors, and customers’ new technology and capacity requirements; Applied’s and TEL’s ability to (i) develop, deliver and support a broad range of products, expand their markets and develop new markets, (ii) timely align their cost structures with business conditions, and (iii) attract, motivate and retain key employees; and other risks described in the Applied’s filings with the Securities & Exchange Commission (the “SEC”). TEL’s filings with the Financial Services Agency of Japan and the S-4 registration statement to be filed by HoldCo. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Except as required under applicable law, none of Applied, TEL or HoldCo undertakes any obligation to update any forward-looking statements.

NO OFFER OR SOLICITATION

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable regulations in the Netherlands and Japan.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Applied and TEL intend to cause HoldCo to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to HoldCo’s ordinary shares to be issued in the Business Combination and a proxy statement of Applied in connection with the Business Combination between Applied and TEL. The definitive Registration Statement will contain important information about the proposed Business Combination and related matters. SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The Registration Statement and other relevant materials (when they become available) and any other documents filed by Applied, HoldCo or TEL with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the Registration Statement from Applied or TEL by contacting either (1) Investor Relations by mail at Applied Materials, Inc., 3050 Bowers Avenue, P.O. Box 58039, Santa Clara, CA 95052-8039, Attn: Investor Relations Department, by telephone at 408-748-5227, or by going to Applied’s Investor Relations page on its corporate web site at www.appliedmaterials.com or (2) for media inquiries: TEL’s Public Relations Group, by mail at Tokyo Electron Limited, Akasaka Biz Tower, 3-1 Akasaka 5-chome, Minato-ku, Tokyo 107-6325, by telephone at +81-3-5561-7004, or by email at telpr@tel.com; and for analyst inquiries: TEL’s Investor Relations Group, by mail at Tokyo Electron Limited, Akasaka Biz Tower, 3-1 Akasaka 5-chome, Minato-ku, Tokyo 107-6325, by telephone at +81-3-5561-7383, or by email at telir@tel.com, or by going to TEL’s Investor Relations page on its corporate web site web site at www.tel.com.

PARTICIPANTS IN THE SOLICITATION

Applied, TEL, HoldCo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Applied’s stockholders in connection with the proposed Business Combination. Information about Applied’s directors and executive officers is set forth in Applied’s Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on January 22, 2013, and its Annual Report on Form 10-K for the fiscal year ended October 28, 2012, which was filed with the SEC on December 5, 2012. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Applied by contacting Investor Relations by mail at Applied Materials, Inc., 3050 Bowers Avenue, P.O. Box 58309, Santa Clara, CA 95052-8039, Attn: Investor Relations Department, or by going to Applied’s Investor Relations page on its corporate web site at www.appliedmaterials.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination will be included in the Registration Statement that Applied and TEL intend to cause HoldCo to file with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Business Combination Agreement, dated as of September 24, 2013, between the Company and TEL

99.1	Form of HoldCo Articles of Association

99.2	Form of HoldCo Board Rules

99.3	Joint Press Release issued by the Company and TEL, dated September 24, 2013

*	Schedules and certain exhibits to the Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc.
(Registrant)

Dated: September 24, 2013	By:	/s/ Thomas F. Larkins
Thomas F. Larkins
Senior Vice President,
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Business Combination Agreement, dated as of September 24, 2013, between the Company and TEL

99.1	Form of HoldCo Articles of Association

99.2	Form of HoldCo Board Rules

99.3	Joint Press Release issued by the Company and TEL, dated September 24, 2013

*	Schedules and certain exhibits to the Business Combination Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.